Exhibit 99.2

AMENDMENT NO. 3, dated as of June 29, 2011 (this “Amendment”), to the Loan and Security Agreement (as amended, restated, supplemented or modified, from time to time, the "Agreement") dated January 14, 2010, by and between LAKELAND INDUSTRIES, INC., a Delaware corporation ("Borrower") and TD BANK, N.A., a national banking association ("Lender").

RECITALS

WHEREAS, the Borrower has requested and the Lender has agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.           Amendments.

(a)          The following definitions in Section 1.1 of the Agreement are each hereby amended and restated in its entirety to provide as follows:

Aggregate Outstandings - The aggregate principal amount of unpaid cash Advances plus the Letter of Credit Amount plus the Aggregate TL Outstandings.

Authorized Officer - Any officer (or comparable equivalent) of Borrower authorized by specific resolution of Borrower to request Advances or Term Loans or execute Compliance Certificates as set forth in the authorization certificate delivered to Lender substantially in the form of Exhibit A attached hereto.

Asset Coverage Ratio – The ratio of (a) the sum of (i) Eligible Accounts plus (ii) Eligible Inventory plus (iii) Eligible Fixed Assets to (b) Aggregate Outstandings.

Loan Documents - Collectively, this Agreement, the Notes, the Surety and Guaranty Agreement, the Letter of Credit Documents, the Security Documents, the Perfection Certificate, the Cash Management Agreement and all agreements, instruments and documents executed and/or delivered in connection therewith, all as may be supplemented, restated, superseded, amended or replaced from time to time.

Loans - Collectively, the unpaid balance of cash Advances under the Revolving Credit and the Term Loans, each of which may be may be Base Rate Loans or LIBOR Rate Loans, and any unreimbursed draws under any Letter of Credit.

Maximum Revolving Credit Amount - The sum of Thirty Million and 00/100Dollars ($30,000,000.00).

Note - The Revolving Credit Note or each Term Loan Note, individually.  Notes – collectively, the Revolving Credit Note and the Term Loan Notes.

Revolving Credit Maturity Date – June 30, 2014.

(b)         The following definitions are hereby added to Section 1.1 of the Agreement in their appropriate alphabetical order:

Aggregate TL Outstandings - the aggregate outstanding principal amount of the Term Loans at such time.

Borrowing Date - the date on which a Term Loan is disbursed to the Borrower.

Effective Date – June 29, 2011.

Eligible Fixed Assets – The net book value of any and all fixed assets (including real property) of Borrower and each Guarantor located in the United States of America, as reported to the Bank, from time to time, in accordance with Section 6.9(a)(iii) hereof.

Term Loan and Term Loans –Section 2.16(a).

Term Loan Commitment - the Lender’s obligation to make the Term Loans to the Borrower in an aggregate principal amount not to exceed to $6,500,000.

Term Loan Commitment Expiration Date - the Revolving Credit Maturity Date.

Term Loan Commitment Period – Section 2.16(a)

Term Loan Maturity Date - with respect to any Term Loan, a period not to exceed five years from the applicable Borrowing Date as selected by the Borrower in its Term Loan Request.

Term Loan Note and Term Loan Notes –Section 2.16(c).

Term Loan Request – Section 2.4(c).

(c)          The table in the definition of “Applicable Rate” in Section 1.1 of the Agreement is hereby amended and replaced with the following table:

Applicable Ratio	LIBOR Margin	L/C Commission	Unused Rate
Greater than 3.00:1.00	2.00%	2.00%	.35%
Less than or equal to 3.00:1.00, but greater than 2.00:1.00	1.85%	1.85%	.30%
Less than or equal to 2.00:1.00	1.70%	1.70%	.25%

(d)         The reference to the amount “$7,500,000” in clause “(c)” of the definition of Permitted Investments in Section 1.1 of the Agreement is hereby amended and replace with the amount “$12,500,000”.

(e)          Section II of the Agreement is hereby amended to add Section 2.1 immediately preceding Section 2.2 thereof as follows:

“2.1           Intentionally omitted.”

(f)          Section 2.2(a) of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

Subject to the terms and conditions of this Agreement, Lender hereby establishes for the benefit of Borrower a revolving credit facility which shall include cash Advances extended by Lender to or for the benefit of Borrower as well as Letters of Credit issued for the account of Borrower from time to time hereunder and Term Loans made in accordance with Section 2.15 hereof (collectively, the “Revolving Credit”), provided however that no cash Advance shall be made if, after giving effect thereto, Aggregate Outstandings would exceed the Maximum Revolving Credit Amount in effect at such time.  Subject to such limitation, the outstanding balance of Advances under the Revolving Credit may fluctuate from time to time, to be reduced by repayments made by Borrower, to be increased by future Advances which may be made by Lender, to or for the benefit of Borrower, and, subject to the provisions of Section 8 below, shall be due and payable on the Revolving Credit Maturity Date.  If Aggregate Outstandings at any time exceeds the Maximum Revolving Credit Amount (such excess referred to as "Overadvance"), Borrower shall immediately repay the Overadvance in full.

(g)         The first sentence of Section 2.3(a) of the Agreement is hereby amended and restated in its entirety to provide as follows:

As a part of the Revolving Credit and subject to its terms and conditions, Lender shall make available to Borrower Letters of Credit which shall not exceed, in the aggregate at any one time outstanding, the L/C Commitment, provided that no Letter of Credit shall be issued or created if, after giving effect to the same, Aggregate Outstandings would exceed the Maximum Revolving Credit Amount in effect at such time.

(h)         Section 2.4(c) of the Loan Agreement is hereby re-lettered as Section 2.4(d) and a new Section 2.4(c) is hereby added immediately before such Section 2.4(d) as follows:

(c)           Term Loans which may be made by Lender from time to time under the Term Loan Commitment shall be made available by crediting such proceeds to Borrower's operating account with Lender.

(i)           All Term Loans requested by Borrower under the Term Loan Commitment are to be in writing pursuant to a written request ("Term Loan Request") executed by an Authorized Officer in the form of Exhibit E attached hereto.  Requests for Base Rate Loans and Daily LIBOR Rate Loans must be requested by 10:00 A.M., Eastern time, on the date such Term Loan is to be made.  Requests for Adjusted LIBOR Rate Loans must be requested three (3) Business Days in advance and must specify the amount of such Adjusted LIBOR Rate Loan and the LIBOR Interest Period.  If no LIBOR Interest Period is specified, the LIBOR Interest Period for an Adjusted LIBOR Rate Loan shall be deemed to be a one month period.

Upon receiving a request for a Term Loan in accordance with subparagraph (i) above, and subject to the conditions set forth in this Agreement, Lender shall make the requested Term Loan available to Borrower as soon as is reasonably practicable thereafter on the day the requested Term Loan is to be made.

(i)          Section 2.5(a) of the Agreement is hereby amended and restated in its entirety to provide as follows:

The unpaid principal balance of cash Advances under the Revolving Credit shall bear interest, subject to the terms hereof at a per annum rate equal to, at Borrower's option, (i) the Adjusted LIBOR Rate plus the Applicable Rate, (ii) the Base Rate or (iii) the Daily LIBOR Rate plus the Applicable Rate.  The unpaid principal amount of each Term Loan under the Revolving Credit shall bear interest, subject to the terms hereof at a per annum rate equal to, at Borrower's option, (i) the Adjusted LIBOR Rate plus two and one quarter percent (2.25%) or (ii) the Base Rate.

(i)           Section 2.5(f) of the Agreement is hereby amended and restated in its entirety to provide as follows:

“Borrower may not have more than ten (10) LIBOR Rate Loans outstanding at any time.”

(j)           Section 2.7 of the Agreement is hereby amended to add a new subsection “(f)” at the end thereof as follows:

(f)           On the Effective Date, Lender shall have fully earned and Borrower shall unconditionally pay to Lender, a non-refundable fee with respect to the extension and increase of Revolving Credit of One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00) (the “RC Extension and Increase Fee”), less amounts previously paid thereon.

(k)           Section 2.9 of the Agreement is hereby amended to add the following sentence at the end thereof:
Term Loans shall be used by the Borrower to finance investments by the Borrower in its Non-Domestic Subsidiaries.

(l)           Section 2.14(a), Section 6.5 and Section 9.2 of the Agreement are each hereby amended by amending and restating the text “the Note” in each such section to read as “the Notes”.

(m)         Section II of the Agreement is hereby amended to add the following new Section 2.16 immediately following Section 2.15 thereof:

2.16           Term Loan.  (a) As a part of the Revolving Credit and subject to its terms and conditions, and relying upon the representations and warranties, set forth herein, the Lender agrees to make up to eight (8) term loans (individually a “Term Loan” and, collectively, the “Term Loans”) to the Borrower at any time or from time to time prior to the Term Loan Commitment Expiration Date (the “Term Loan Commitment Period”) or until the Term Loan Commitment of the Lender shall have been terminated earlier in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not in excess of the Term Loan Commitment, provided, however, that no Term Loan shall be made if, after giving effect to such Term Loan, (i) the Aggregate TL Outstandings would exceed the Term Loan Commitment in effect at such time or (ii) Aggregate Outstandings would exceed the Maximum Revolving Credit Amount.  Within the foregoing limits, the Borrower may borrow hereunder during the Term Loan Commitment Period, subject to the terms, provisions and limitations set forth herein.  During the Term Loan Commitment Period, the Borrower may from time to time borrow, repay and reborrow Term Loans hereunder on or after the date hereof and at any time prior to the Term Loan Commitment Expiration Date, subject to the terms, provisions and limitations set forth herein. Except for borrowings which utilize the full remaining amount of the Term Loan Commitment, each borrowing of a Term Loan shall be in a minimum principal amount of $500,000 and reduce the availability under the Term Loan Commitment by an amount equal to such Term Loan.

(b)             The agreement of the Lender to make new Term Loans pursuant to this Section 2.16 shall automatically terminate on the Term Loan Commitment Expiration Date.

(c)           Each Term Loan by the Lender to the Borrower shall be evidenced by a promissory note of the Borrower substantially in the form attached hereto as Exhibit F (each as may be amended, restated, supplemented or modified, from time to time, individually a “Term Loan Note” and, collectively, the “Term Loan Notes”), each appropriately completed, duly executed and delivered on behalf of the Borrower and payable to the order of the Lender in a principal amount equal to the amount of the Term Loan made by the Lender advanced on the applicable Borrowing Date.  Each Term Loan Note shall evidence Borrower's unconditional obligation to repay Lender for the Term Loan referenced therein.  Each Term Loan Note shall be in form and substance satisfactory to Lender and shall (a) be stated to mature on the applicable Term Loan Maturity Date, (b) bear interest from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding as provided in Section 2.5(a) and (c) be payable in such number of consecutive equal monthly installments so that the amount of such Term Loan shall be fully amortized by the applicable Term Loan Maturity Date and such installments shall commence on the first day of the month following the Borrowing Date of such Term Loan and on the first day of each month thereafter, provided that the outstanding principal amount of each Term Loan shall be due and payable on the applicable Term Loan Maturity Date, together with interest thereon as of such date.  Lender is authorized to record the date, type and amount of each Term Loan and the date and amount of each payment or prepayment of principal of each Term Loan in the Lender’s records or on the grid schedule annexed to the applicable Term Loan Note; provided, however, that the failure of the Lender to set forth each such Term Loan, payment and other information shall not in any manner affect the obligation of the Borrower to repay each Term Loan made by the Lender in accordance with the terms of such Term Loan Note and this Agreement.  Each Term Loan Note, the grid schedule and the books and records of the Lender shall constitute conclusive evidence of the information so recorded absent manifest error.

(n)         Section 4.7 of the Agreement is hereby amended to add the text “and Term Loans” after the text “Advances”.

(o)         Section 4.8 of the Agreement is hereby amended to (i) add the text “and Term Loans” after each reference to “Advances” in the heading and first line thereof, (ii) delete the period at the end of subsection “(f)” thereof and replace it with the text “and” and (iii) to add a new subsection “(g)” at the end thereof as follows:

(g)           With respect to any Term Loan hereunder, the Borrower shall have delivered to the Lender (i) a duly executed Term Loan Note appropriately completed in an amount equal to the aggregate principal amount of the Term Loan to be funded on such Borrowing Date, (ii) purchase contracts, construction budgets or invoices reflecting the use of proceeds and (iii) such information and documents, including divisional budgets and forecasts, required by the Lender.

(p)         Section 6.8(b) of the Agreement is hereby amended and restated in its entirety to provide as follows:

Consolidated Leverage Ratio - Borrower shall maintain a Consolidated Leverage Ratio of not more that 3.50 to 1.00, measured quarterly as of each fiscal quarter end.

(q)         The table in Section 6.8(c) of the Agreement is hereby amended and restated in its entirety to provide as follows:

Period	Minimum Amount
April 30, 2011	$4,500,000
July 31, 2011	$5,500,000
October 31, 2011	$5,500,000
January 31, 2012 and thereafter	$6,500,000

(r)          Section 6.9(a)(iii) of the Agreement is hereby amended and restated in its entirety to provide as follows:

(ii)           within thirty (30) days of the end of each calendar month, (x) Borrower's accounts receivable aging report, accounts payable aging report, inventory reports and such other reports as Lender reasonably deems necessary, certified by Borrower's chief financial officer as true and correct, all in form and substance reasonably satisfactory to Lender and (y) at any time that the Consolidated Leverage Ratio is greater than or equal to 2.0 to 1.00, a certificate from the chief financial officer, chief executive officer or president of Borrower with a description of eligible domestic accounts receivable, eligible domestic inventory and Eligible Fixed Assets in order to establish that Borrower is in compliance with the requirements of Section 6.8(d) hereof, if then applicable, to support compliance therewith;

(s)          Section 8.1(k), Section 8.3(a), Section 8.3(d)(iv) and Section 9.17 of the Agreement are hereby amended to add the text “or Term Loans” after the text “Advances”.

(t)          References to Section 2.1, 2.2, 2.3, 2.6, 2.10, 2.12, 2.13 and 2.14 are each hereby amended and replaced with Section 2.2, 2.3, 2.4, 2.7, 2.11, 2.13, 2.14 and 2.15, respectively.

(u)          Exhibit E and Exhibit F attached hereto are hereby added as Exhibit E and Exhibit F, respectively, to the Loan Agreement.

2.           Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Lender of (a) this Amendment, duly executed by the Borrower and the Guarantor, (b) the RC Extension and Increase Fee, (c) an amended and restated Revolving Credit Note, substantially in the form attached hereto as Exhibit 1, (d) a secretary’s certificate, substantially in the form attached hereto as Exhibit 2 and (e) such documents and agreements that the Lender shall request.

3.           Conforming Amendments.  The Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  The Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4.           Representations and Warranties.  The Borrower hereby represents and warrants to the Lender as follows:

(a)           After giving effect to this Amendment (i) each of the representations and warranties set forth in Article V of the Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Amendment.

(b)           The Borrower has the power to execute, deliver and perform this Amendment and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment.  No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment by the Borrower, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lender and which are in full force and effect.

(c)           The execution, delivery and performance by the Borrower of this Amendment and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment, and the execution and delivery by the Guarantor of the Consent to this Amendment, (i) have been duly authorized by all requisite corporate action, and (ii) will not violate  (A) any provision of law applicable to the Borrower or the Guarantor, any rule or regulation of any Governmental Authority applicable to the Borrower or the Guarantor or (B) the certificate of incorporation, by-laws, or other organizational documents, as applicable, of the Borrower or of the Guarantor.

(d)          This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Borrower or the Guarantor are a party have been duly executed and delivered by the Borrower and the Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the Borrower and the Guarantor enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

5.           Miscellaneous.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Agreement.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Agreement.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6.           Reaffirmation.

The Borrower hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Borrower’s obligations under the Note, the Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment; (b) reaffirms and ratifies all the representations and covenants contained in each Security Document; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under any Security Document.

[next page is the signature page]

IN WITNESS WHEREOF, the Borrower and the Lender have signed and delivered this Amendment as of the date first written above.

LAKELAND INDUSTRIES, INC.

By:	/s/ Christopher J. Ryan
Name:	Christopher J. Ryan
Title:	Chief Executive Officer and President

TD BANK, N.A.

By:	/s/ John Topolovec
Name:	John Topolovec
Title:	Vice President

CONSENT

The undersigned, not as parties to the Agreement but as Guarantor under the Guaranty and as a Grantor under the Security Agreement, hereby (a) accepts and agrees to the terms of the foregoing Amendment, (b) acknowledges and confirms that all terms and provisions contained in the Loan Documents to which it is party are, and shall remain, in full force and effect in accordance with their respective terms and (c) (i) all terms and provisions contained in the Loan Document to which it is a party are and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Lender as security for the Obligations shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment.

LAIDLAW, ADAMS & PECK, INC.

By:	/s/ Christopher J. Ryan
Name:	Christopher J. Ryan
Title:	President & Secretary

EXHIBIT E

FORM OF TERM LOAN REQUEST

Lakeland Industries, Inc.
701 Koehler Avenue, Suite 7
Ronkonkoma, New York 11779
(“Borrower”)

To: TD BANK, N.A.
324 South Service Road
Melville, New York 11747
(“Lender”)

Borrower hereby requests a Term Loan in the amount of $___________ pursuant to Section 2.15 of that certain Loan and Security Agreement by and among Borrower and Lender dated January 14, 2010 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”).  Borrower hereby requests that such Advance be a (select one) [Base Rate Loan or Adjusted LIBOR Rate Loan].  [If an Adjusted LIBOR Rate Loan, the LIBOR Interest Period for such Advance is ____. ] The proposed date of the Term Loan is ____.

Borrowers hereby represent and warrant to Lender as follows:

a.	There exists no Default or Event of Default under the Loan Agreement.

b.	All representations, warranties and covenants made in the Loan Agreement are true and correct as of the date hereof.

c.	The aggregate principal amount of all Term Loans outstanding under the Term Loan Commitment is $____________________.

d.	The Aggregate Outstandings, after giving effect to the requested Term Loan is $_____________.

[e.	The number of LIBOR Rate Loans after giving effect to this Term Loan are ____ (cannot exceed___).]

LAKELAND INDUSTRIES, INC.

By:
Name:
Date: _____________, 200_	Title:

EXHIBIT F

Form of
TERM LOAN NOTE

$___________	__________ __, 201__

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Lakeland Industries, Inc., a Delaware corporation ("Borrower"), promises to pay, in lawful money of the United States of America, to the order of TD Bank, N.A. ("Lender"), on or before the Term Loan Maturity Date (as defined below), at the address set forth in Section 9.8 of the Loan Agreement, the principal amount __________________ and __/100 ($_______) Dollars, pursuant to the provisions of that certain Loan and Security Agreement dated of even date herewith, between Borrower and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, "Loan Agreement").

The principal balance of this Term Loan shall be paid in _______ (__)1 consecutive equal monthly installments of principal in the amount of ______________________ and __/100 Dollars ($_______________) each, commencing on ______ 1, 201__, and continuing on the first (1st) day of each month thereafter, with a final and _____ (___) installment of all unpaid principal and all accrued and unpaid interest outstanding under this Term Loan on _______________, 201__2 (the “Term Loan Maturity Date”).

The outstanding principal balance hereunder shall be payable in accordance with the terms of the Loan Agreement.  The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to this Term Loan, which shall, in the absence of manifest error, be conclusive evidence of the amount.  All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement.  Interest shall be calculated on the basis of year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Note is the one of the “Term Loan Notes” referred to in the Loan Agreement.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Term Loan Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement.  The obligations evidenced by this Term Loan Note are secured by the Collateral.

This Term Loan Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Term Loan Note.

This Term Loan Note shall be governed by and construed in accordance with the substantive laws of the State of New York.  The provisions of this Term Loan Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Term Loan Note which shall continue in full force and effect.  No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

1 Not to exceed 60 payments
2 Term Loan Maturity date shall mean, with respect to any Term Loan, a period not to exceed five years from the applicable borrowing date as selected by the Borrower in its Term Loan Request.

BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

LAKELAND INDUSTRIES, INC.

By:
Name:	Christopher J. Ryan
Title:	Chief Executive Officer and President

EXHIBIT 1

Form of
AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$30,000,000.00	June 29, 2011

FOR VALUE RECEIVED and intending to be legally bound, the undersigned, Lakeland Industries, Inc., a Delaware corporation ("Borrower"), promises to pay, in lawful money of the United States of America, to the order of TD Bank, N.A. ("Lender"), on or before the Revolving Credit Maturity Date, at the address set forth in Section 9.8 of the Loan Agreement, the maximum aggregate principal sum of Thirty Million and 00/100 ($30,000,000.00) Dollars or such lesser sum which represents the principal balance outstanding under the Revolving Credit established pursuant to the provisions of that certain Loan and Security Agreement dated of even date herewith, between Borrower and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, "Loan Agreement").  The outstanding principal balance hereunder shall be payable in accordance with the terms of the Loan Agreement.  The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to the Revolving Credit, which shall, in the absence of manifest error, be conclusive evidence of the amount.  All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement.  Interest shall be calculated on the basis of year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

This Revolving Credit Note is that certain Revolving Credit Note referred to in the Loan Agreement.

If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Revolving Credit Note along with all accrued and unpaid interest and unpaid Expenses shall become, or may be declared, immediately due and payable as provided in the Loan Agreement.  The obligations evidenced by this Revolving Credit Note are secured by the Collateral.

This Revolving Credit Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Revolving Credit Note.

This Revolving Credit Note shall be governed by and construed in accordance with the substantive laws of the State of New York.  The provisions of this Revolving Credit Note are to be deemed severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions of this Revolving Credit Note which shall continue in full force and effect.  No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

THIS NOTE AMENDS AND RESTATES AND IS GIVEN IN SUBSTITUTION FOR, BUT NOT IN SATISFACTION OF, THAT CERTAIN REVOLVING CREDIT NOTE, DATED JANUARY 14, 2010, ISSUED BY THE BORROWER IN FAVOR OF THE LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF $23,500,000 (THE “PRIOR NOTE”).  IN ADDITION TO EVIDENCING THE OUTSTANDING INDEBTEDNESS FORMERLY EVIDENCED BY THE PRIOR NOTE, THIS NOTE SHALL EVIDENCE ANY ACCRUED AND UNPAID INTEREST ON THE PRIOR NOTE.  THE EXECUTION AND DELIVERY OF THIS NOTE SHALL NOT BE CONSTRUED TO HAVE CONSTITUTED A REPAYMENT OF ANY PRINCIPAL OF, OR INTEREST ON, THE PRIOR NOTE.

 IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed these presents the day and year first above written.

LAKELAND INDUSTRIES, INC.

By:	/s/ Christopher J. Ryan
Name:	Christopher J. Ryan
Title:	Chief Executive Officer and President

EXHIBIT 2

Secretary’s Certificate

I, Christopher J. Ryan, do hereby certify that I am the Secretary of LAKELAND INDUSTRIES, INC., a Delaware corporation (the “Borrower”), and pursuant to the Amendment No. 3 dated as of the date hereof to the Loan and Security Credit Agreement dated as of January 14, 2010 by and between the Borrower and TD Bank, N.A. (the “Bank”), further certify that:

1.           The Certificate of Incorporation and By-laws of the Borrower previously delivered to the Bank on January 14, 2010, have not been amended, modified, revoked or rescinded as of the date hereof;

2.           The Borrower is duly formed, validly existing and in good standing in the State of Delaware and is authorized to do business in the State of New York and has filed all statements and/or documents required by any governmental authority;

3.           Attached hereto as Exhibit A is a true and complete copy of the Resolutions adopted pursuant to unanimous written consent of the board of directors of the Borrower, duly adopted as of the date thereof, which resolutions are the only resolutions of the board of the Borrower relating to the subject matter thereof and which Resolutions have not been amended, rescinded or revoked and are in full force and effect as of the date hereof;

4.           The following named person has been duly elected to and currently holds the office in the Borrower set forth opposite his name, and the signature appearing opposite his name is the genuine signature of such person:

Name	Office	Signature

Christopher J. Ryan	Secretary	/s/ Christopher J. Ryan

IN WITNESS WHEREOF, I have executed this certification this 29th day of June, 2011.

/s/ Christopher J. Ryan
Secretary

I, Gary Pokrassa, do hereby certify that I am the Chief Financial Officer of Lakeland Industries, Inc., and do further certify that Christopher J. Ryan is the duly elected Secretary of such company and that the signature appearing above is his genuine signature.

Given as of this 29th day of June, 2011	/s/ Gary Pokrassa
Title: Chief Financial Officer

Exhibit A

RESOLVED, that in connection with Amendment No. 3 (the “Amendment”) to the Loan and Security Agreement, dated as of January 14, 2011 (as amended, the “Loan Agreement), between Lakeland Industries, Inc. (this “Corporation”) and TD Bank, N.A. (the “Bank”), any of the President, any Vice President, Secretary or any other officers or agents of this Corporation, and each of them, are hereby authorized, directed and empowered, either jointly or severally, for, on behalf of and in the name of this Corporation, to make, execute and deliver the Amendment to the Bank and any and all other agreements, documents and instruments with or in favor of the Bank and now or hereafter delivered in connection with the Amendment, including, without limitation, the Amended and Restated Revolving Credit Note; and

RESOLVED, that the Corporation borrow one or more term loans and other financial accommodations for or on behalf of the Corporation at any time, and from time to time, from the Bank;

RESOLVED, that the Corporation pledge, grant a security interest in, assign, endorse, negotiate, deliver or otherwise hypothecate or transfer to the Bank any and all assets now or hereafter held, owned or controlled by the Corporation as security for any loan, credit or financial accommodation from the Bank to the Corporation;

RESOLVED, that the Corporation execute and deliver in the name of the Corporation any agreement or agreements with the Bank, including one or more Term Loan Notes (collectively, the “Agreements”) with respect to financial or credit accommodations to the Corporation with such changes, additions and deletions to the Agreements agreed to by any such officer, which execution and delivery shall be deemed conclusive evidence of the approval by the Corporation of the terms and agreements thereof;

RESOLVED, that all actions heretofore taken and all documentation heretofore delivered by any of said officers and agents, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of the Corporation in accordance with the respective terms and provisions thereof; and

RESOLVED, that each of the officers of the Corporation are hereby authorized and directed to execute and deliver any further certificates, instruments or documents, and take any further actions, in the name and on behalf of the Corporation, as may be required or contemplated under the Amendment, or any of the other agreements, documents and instruments delivered in connection therewith, or as such officer may otherwise deem desirable in order to carry out the intent of the foregoing resolutions; and

RESOLVED, that each of the officers of the Corporation are hereby authorized, directed and empowered, either jointly or severally, for, on behalf of and in the name of this Corporation, to do and perform all other acts and things from time to time deemed by any officer or agent of the Bank or other person designated by the Bank, necessary, convenient or proper to carry out, amend, modify or supplement the Loan Agreement or any of the Loan Documents (as such term is defined in the Loan Agreement) and the execution, delivery or performance thereof by any officer or agent of the Corporation shall be deemed conclusive evidence of the approval thereof by the Corporation.